SUBORDINATION AGREEMENT THIS SUBORDINATION AGREEMENT dated as of May 2, 2016 (this “Agreement”), is entered into among (i) DLH HOLDINGS CORP. a New Jersey corporation (the “Company”), (ii) FIFTH THIRD BANK, an Ohio banking corporation (“Senior Lender”) and (iii) WYNNEFIELD PARTNERS SMALL CAP VALUE, LP and WYNNEFIELD PARTNERS SMALL CAP VALUE, LP I and WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD (collectively, the “Subordinated Lender”). RECITALS A. The Senior Lender and the Company have entered into a Loan Agreement of even date herewith (as from time to time amended, modified, extended, renewed, refinanced, or restated, the “Loan Agreement”), together with the Senior Notes, Senior Security Agreement, Senior Pledge Agreement and the other Loan Documents (each as defined in the Loan Agreement if not otherwise defined herein), whereby the Senior Lender has made and shall make available to the Company certain loans and other financial accommodations therein set forth. All of the Company’s obligations under the Senior Loan Documents (as hereinafter defined) are secured by assignments of and security interests in substantially all of the now or hereafter acquired assets of the Company, all as more fully set forth in the Senior Loan Documents. B. The Company has issued 4% Subordinated Notes dated as of May 2, 2016, and maturing on May 2, 2021 in favor of Subordinated Lender in the aggregate principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000) (collectively, the “Subordinated Note”, together with all guarantees and other documents or instruments executed in connection therewith (as from time to time modified, extended, renewed, refinanced or restated to the extent permitted by the terms of this Agreement, collectively the “Subordinated Documents”)). C. As a condition of the financing accommodations under the Loan Agreement and the Loan Documents, the parties hereto are required to enter into this Agreement to establish the relative rights and priorities of the Senior Lender and the Subordinated Lender under the Senior Loan Documents and the Subordinated Documents. D. The Subordinated Lender will benefit from the financing accommodations made by the Senior Lender under the Loan Agreement and the Loan Documents. The Subordinated Lender and the Company desire to enter into this Agreement in order to induce the Senior Lender to continue to enter into the Loan Agreement. The Subordinated Lender acknowledges that the Senior Lender would not enter into the Senior Loan Documents but for the execution of this Agreement. In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

2 1. Definitions. Except as otherwise provided herein, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement, provided that the following terms shall have the meanings set forth below: “Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et. seq.) or any replacement or supplemental federal statute dealing with the bankruptcy of debtors. “Company” shall have the meaning set forth in the recitals hereof. “Company Property” means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which the Company or any Obligor owns, asserts or maintains an interest. “Finally Paid” or “Final Payment,” when used in connection with the Senior Indebtedness means the full and indefeasible payment in cash of all of the Senior Indebtedness and the irrevocable termination of the Revolving Commitment of the Lender under the Senior Loan Documents. “Liens” means any mortgage, deed of trust, pledge, lien, security interest, charge, set-off right or other encumbrance, whether now existing or hereafter created, acquired or arising. “Loan Agreement” shall have the meaning set forth in the recitals hereof. “Obligor” means any guarantor or obligor of any Senior Indebtedness. “Proceeding” means any voluntary or involuntary proceeding commenced by or against the Company or any Obligor under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking dissolution, receivership, reorganization, arrangement, or other similar relief. “Senior Indebtedness” means all obligations, liabilities and indebtedness of every nature of the Company or any Obligor from time to time owed to the Senior Lender under the Senior Loan Documents, including the principal amount of the Senior Notes, all debts, claims and indebtedness, accrued and unpaid interest and all premium, fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding, including any Bank Product Obligations at any time due and owing to Senior Lenders, together with (a) any indebtedness which refinances such principal, interest or other obligations and any amendments, modifications, renewals, restatements, refinancings or extensions thereof to the extent not prohibited by the terms of this Agreement and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is allowed in any Proceeding. Senior Indebtedness shall be deemed to be outstanding until it is Finally Paid. “Senior Lenders” means The PrivateBank and Trust Company, an Illinois banking corporation, or any other Person appointed by the holders of the Senior Indebtedness as administrative agent for purposes of the Senior Loan Documents and this Agreement, together with the successors and assigns of all of the foregoing.

3 “Senior Loan Documents” means the Loan Agreement, Senior Notes, Senior Pledge Agreement, Senior Security Agreement, the Loan Documents and all other agreements, documents and instruments executed from time to time in connection therewith, in each case as from time to time renewed, extended, amended, restated or modified and all agreements and instruments evidencing full or partial refundings or refinancings of the indebtedness thereunder. “Senior Pledge Agreement” means that certain Pledge Agreement of even date herewith made by Company in favor of Senior Lender. “Senior Notes” means that certain Term Note of even date herewith, executed by the Company and made payable to the order of Senior Lender in the principal amount of $25,000,000 and that certain Revolving Line of Credit Note of even date herewith, executed by the Company and made payable to the order of Senior Lender in the principal amount of $10,000,000. “Senior Security Agreement” means that certain Pledge Agreement of even date herewith made by Company in favor of Senior Lender. “Subordinated Indebtedness” means all obligations, liabilities and indebtedness of every nature of the Company or any Obligor from time to time owed to Subordinated Lender under the Subordinated Documents, including the principal amount of the Subordinated Note, all debts, claims and indebtedness, accrued and unpaid interest and all premium, fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding (including any amounts payable by the Company or any Obligor in connection with put, redemption, repurchase or repurchase rights under any warrants or any other Capital Securities of the Company or any Obligor held by Subordinated Lender), together with (a) any amendments, modifications, renewals, restatements, refinancings or extensions thereof and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is allowed in any Proceeding. “Subordinated Lender Remedies” means any action (a) to take from or for the account of the Company, any Obligor, any other guarantor of the Subordinated Indebtedness or any other Person, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Company (other than receipt of payments of Subordinated Indebtedness to the extent permitted by Section 6 of this Agreement), any Obligor, any such guarantor or any other Person with respect to the Subordinated Indebtedness, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding (including any Proceeding) against the Company, any Obligor, any such guarantor or any other Person to (i) enforce payment of or to collect the whole or any part of the Subordinated Indebtedness or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Documents or applicable law with respect to the Subordinated Indebtedness, (c) to accelerate the Subordinated Indebtedness, (d) to exercise any put, repurchase or similar option or to cause the Company, any Obligor, any such guarantor or any other Person to honor any redemption or mandatory prepayment obligation under any Subordinated Document or (e) to take any action under the provisions of any state or federal law, including the UCC, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any Company Property or any

4 property or assets of any such guarantor or any other Person (other than to the extent receipt of payments of Subordinated Indebtedness is permitted by Section 6 of this Agreement). “Subordinated Lender” shall have the meaning set forth in the recitals hereof. “Subordinated Note” shall have the meaning set forth in the recitals hereof. “Subordinated Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of May 2, 2016, between the Subordinated Lender and the Company, pursuant to which the Subordinated Lender purchased the Subordinated Note. “UCC” means Article 9 of the Uniform Commercial Code, as in effect in any relevant jurisdiction. 2. Subordination of Subordinated Indebtedness to Senior Indebtedness. Except as set forth in Section 6 hereof, the Company covenants and agrees, and Subordinated Lender by its acceptance of the Subordinated Documents (whether upon original issue or upon transfer or assignment) likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Documents, that the payment of any and all of the Subordinated Indebtedness shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the Final Payment of all Senior Indebtedness. Each holder of Senior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Indebtedness in reliance upon the provisions contained in this Agreement. 3. Subordination of Liens. (a) Subordinated Lender hereby covenants and agrees that any Liens and rights of any kind Subordinated Lender may now have and hereafter acquire (or be deemed to now have or hereafter acquire) against the Company or any Obligor and/or any Company Property, if any, shall be subordinate and subject to the Liens and rights against the Company, Obligors and/or Company Property of the Senior Lender arising from or out of the Senior Indebtedness, regardless of the order, time or manner in which any Liens attach to or are perfected in any Company Property. (b) If (x) the Company or any Obligor, as the case may be, desires to make any distribution or payment or to sell any Company Property as to which the Senior Lender has provided its written consent or which is otherwise permitted under the Senior Loan Documents or (y) the Senior Lender releases its Lien in connection with any sale or disposition of any Company Property, the Subordinated Lender shall be deemed to have consented to such disposition and shall execute such releases with respect to such Company Property to be sold as the Senior Lender requests to evidence the release of any Lien against such property the Subordinated Lender may have or be deemed to have. Subordinated Lender hereby irrevocably appoints the holder of the Senior Indebtedness as the true and lawful attorneys of the Subordinated Lender for the purpose of executing and filing any such releases. Subordinated Lender hereby waives any rights Subordinated Lender has or may have in the future to object to the appointment of a receiver for all or any portion of the equity or the assets of the Company or any Obligor or to require Senior Lender to

5 marshal the collateral and agrees that Senior Lender may proceed against the collateral in any order that it deems appropriate in the exercise of its absolute discretion. 4. Warranties and Representations of Company and Subordinated Lender. (a) The Company and Subordinated Lender hereby severally represent and warrant to the Senior Lender that Senior Lender has been furnished with a true and correct copy of all instruments, documents, agreements and securities evidencing or pertaining to the Subordinated Indebtedness. (b) The Company hereby represents and warrants to the Senior Lender that this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity. (c) Subordinated Lender represents and warrants to the Senior Lender: (i) that this Agreement has been duly executed and delivered by Subordinated Lender and constitutes a legal, valid and binding obligation of Subordinated Lender enforceable against Subordinated Lender in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity; (ii) that Subordinated Lender has not relied and shall not rely on any representation or information of any nature made by or received from Senior Lender relative to the Company or any Obligor in deciding to execute this Agreement or to permit it to continue in effect; and (iii) that Subordinated Lender is the current holder of the Subordinated Indebtedness. (d) Notwithstanding anything contained in this Agreement to the contrary, Subordinated Lender hereby represents and warrants to the Senior Lender and the Company that Subordinated Lender has no security interest in or Lien on any assets of the Company or any Obligor or any Company Property. 5. Negative Covenants. Until all of the Senior Indebtedness has been Finally Paid: (A) the Subordinated Lender shall not demand, accept or acquire from the Company or any Obligor any security interest in or Lien on any assets of the Company or any Obligor or any Company Property, nor any collateral from the Company or any Obligor; (B) the Company shall not discharge the Subordinated Indebtedness other than in accordance with the terms of the Subordinated Documents and of this Agreement; (C) the Subordinated Lender shall not demand or accept from the Company, any Obligor or other Person any consideration which would result in a discharge of the Subordinated Indebtedness other than in accordance with the terms of the Subordinated Documents; (D) the Subordinated Lender shall not hereafter give any subordination in respect of the Subordinated Indebtedness; and (E) the Company shall not hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Indebtedness, and the Subordinated Lender shall not receive any such writing, except upon the condition that such

6 security shall bear the legend referred to in Section 25 below and a true copy thereof shall be thereupon promptly furnished to the Senior Lender. 6. Permitted Payments. Provided that no Event of Default hereunder or under the Loan Agreement has occurred and is continuing, or will occur with the giving of notice, the passage of time, or both at the time a payment is scheduled to be made, interest and principal due under the Subordinated Note may be paid prior to maturity in the event the Company engages in an equity financing which results in the Company receiving funds in an amount sufficient to pay all principal and outstanding interest due and owing under the Wynnefield Subordinated Note including, but not limited to, the rights offering contemplated by the Subordinated Note Purchase Agreement between the Subordinated Lender and the Company, or upon maturity, in each case regardless of whether or not the Senior Indebtedness has been Finally Paid. Notwithstanding the forgoing, if any Event of Default or unmatured Event of Default has occurred and is continuing under the Loan Agreement or the Loan Documents or would occur as a result of any payments or distributions, including, without limitation, payments or distributions with respect to the Subordinated Indebtedness, each of Company and Subordinated Lender agree that any payments or distributions with respect to the Subordinated Indebtedness will be suspended until the Senior Indebtedness has been Finally Paid, the Senior Lender determine in its sole discretion that such Event of Default or unmatured Event of Default has been cured (if capable of being cured) or the Senior Lender has otherwise provide its written consent to the making of such payment or distribution. 7. Forbearance of Legal Remedies. (a) Until the Senior Indebtedness is Finally Paid, the Subordinated Lender shall not, without the prior written consent of the Senior Lender, exercise any Subordinated Lender Remedies. (b) Notwithstanding anything contained herein to the contrary or any rights or remedies available to the Subordinated Lender under any of the Subordinated Documents, applicable law or otherwise, prior to the time that the Senior Indebtedness has been Finally Paid, any payments, distributions or other proceeds obtained by Subordinated Lender from the exercise of any Subordinated Lender Remedies shall in any event be held in trust by it for the benefit of the Senior Lender and promptly paid or delivered to the Senior Lender in the form received except to the extent the same is permitted to be paid to and kept by the Subordinated Lender in accordance with Section 6 hereof.. 8. Dissolution, Liquidation, Reorganization or Bankruptcy. (a) In the event of any Proceeding involving the Company or any Obligor: (i) all Senior Indebtedness shall be Finally Paid before the Subordinated Lender shall be entitled to receive any payment on account of any Subordinated Indebtedness; and (ii) any payment or distribution of assets of such Person of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for these provisions, shall be paid by the liquidating trustee

7 or agent or other Person making such payment or distribution directly to the Senior Lender, to the extent necessary to make Final Payment of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness. Subordinated Lender irrevocably authorizes, empowers and directs any debtor, debtor-in-possession, receiver, trustee or agent or other Person having authority, to pay or otherwise deliver all such payments or distributions to Senior Lender. (b) Until the Senior Indebtedness has been Finally Paid, if a Proceeding shall occur and be continuing, the Subordinated Lender shall file all claims they may have against the Company or any Obligor, and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to the Senior Lenders all amounts due to the Subordinated Lender on account of the Subordinated Indebtedness until the Senior Indebtedness has been Finally Paid. If the Subordinated Lender fails to file and/or vote such claims prior to 30 days before the expiration of time to do so, the Senior Lender may (but shall have no obligation to) file and/or vote such claims in the Subordinated Lender’s name on behalf of the Senior Lender. If the Senior Lender vote any such claim in accordance with the authority granted hereof, the Subordinated Lender shall not be entitled to withdraw or change such vote. (c) Subordinated Lender agrees, in connection with any such Proceeding, that while it shall retain the right to vote and otherwise act in any such proceeding (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), it will not take any action or vote in any way so as to (i) contest the validity of the Liens securing the Senior Indebtedness, (ii) contest the enforceability of any of the Senior Loan Documents, (iii) contest the Senior Lender’ priority position over the Subordinated Lender created by this Agreement or (iv) take any position or action which would have directly or indirectly any of the following effects: (A) extension of the final maturity of and/or forgiveness, reduction or cram-down of the Senior Indebtedness or deferral of any required payment in respect of Senior Indebtedness, (B) opposing or objecting to initiatives or claims by the Senior Lender for adequate protection or relief from the automatic stay, use of cash collateral or super-priority expense of administration for failure of adequate protection, (C) challenging in any respect treatment of the Senior Indebtedness as a first priority perfected fully secured claim, (D) blocking current payment of any obligation in respect of Senior Indebtedness, (E) assenting to or supporting any requested extension of the exclusivity period for the submission by Company of any plan of reorganization or liquidation under the Bankruptcy Code unless such extension is assented to or supported by the Senior Lender; and (F) opposing or objecting to any sale or lease of any Company Property that has been consented to by the holders of Senior Indebtedness. In the event of any violation of any provisions of this section by Subordinated Lender, the Senior Lender may in the name of the Subordinated Lender, or in its own name thereafter amend, modify or rescind any such prior act taken or vote issued, in violation of this Agreement. (d) Until the Senior Indebtedness has been Finally Paid, if a Proceeding shall occur and be continuing, the Subordinated Lender hereby (i) expressly consents to Senior Lender’ providing post-petition financing to the Company or any Obligor or the granting

8 by the Company or any Obligor to Senior Lender of senior liens and priorities in connection therewith and/or the use of cash collateral and (ii) agrees that adequate notice of such financing or cash collateral usage to the Subordinated Lender shall have been provided if the Subordinated Lender received notice in accordance with Section 16 hereof 2 Business Days prior to the entry of any order approving such financing or cash collateral usage. (e) If Subordinated Lender has or at any time acquires any Lien securing any Subordinated Indebtedness, Subordinated Lender agrees not to (i) initiate any proceeding involving the marshalling of any of Company Property (whether in a Proceeding or otherwise) or (ii) assert any right it may have to “adequate protection” of its interest, if any, in such security in any Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, in each case without the prior written consent of the Senior Lender. Subordinated Lender waives any claim or defense Subordinated Lender may now or hereafter have arising out of the election by Senior Lender in any Proceeding instituted under Chapter 11 of the Bankruptcy Code of any use of cash collateral, any borrowing or any grant of a security interest under Sections 363 and/or 364 of the Bankruptcy Code by the Company or any Obligor, as debtor-in-possession. Subordinated Lender agrees that it will not object to or oppose a sale or other disposition of any property securing all or any part of the Senior Indebtedness free and clear of any Liens or other claims of Subordinated Lender under Section 363 of the Bankruptcy Code if the Senior Lender have consented to such sale or disposition. Subordinated Lender further agrees that it will not seek to participate on any creditors committee in respect of the Subordinated Indebtedness without the Senior Lender’s prior written consent. To the extent that Senior Lender receives payments on, or proceeds of collateral for, the Senior Indebtedness which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then as between Senior Lender and Subordinated Lender hereunder, to the extent of such payment or proceeds received, the Senior Indebtedness, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by Senior Lender. 9. Obligation of Company Unconditional. Nothing contained herein or in the Senior Loan Documents is intended to or shall impair, as between the Company and the Subordinated Lender only, the obligation of the Company, which is absolute and unconditional, to pay to the Subordinated Lender the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Subordinated Lender and creditors of the Company other than the Senior Lender. 10. Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness. (a) No right of any present or future holders of any Senior Indebtedness to enforce the subordination provisions as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company; by any act or failure to act by any such holder; by any act or failure to act by any other holder of the Senior Indebtedness; or by any noncompliance by the Company with the terms hereof,

9 regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The Subordinated Lender shall not be released, nor shall the Subordinated Lender’s obligation hereunder be in anyway diminished, by any of the following: (i) the exercise or the failure to exercise by Senior Lender of any rights or remedies conferred on it or them under the Senior Loan Documents hereunder or existing at law or otherwise, or against any Company Property; (ii) the commencement of an action at law or the recovery of a judgment at law against the Company or any Obligor for the performance of the Senior Indebtedness and the enforcement thereof through levy or execution or otherwise; (iii) the taking or institution or any other action or proceeding against the Company or any Obligor; (iv) any delay in taking, pursuing, or exercising any of the foregoing actions, rights, powers, or remedies (even though requested by Subordinated Lender) by Senior Lender or anyone acting for Senior Lender; (v) any lack of validity or enforceability of any Senior Loan Document; (vi) the release or non-perfection of any collateral securing the Senior Indebtedness; or (vii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or any Obligor in respect of the Senior Indebtedness or Subordinated Lender in respect of this Agreement. (b) Without limiting the generality of the foregoing, and anything else contained herein to the contrary notwithstanding, Senior Lender, from time to time, without prior notice to or the consent of the Subordinated Lender, may take all or any of the following actions without in any manner affecting or impairing the obligation or liability of the Subordinated Lender hereunder: (i) obtain a Lien in any property to secure any of the Senior Indebtedness; (ii) obtain the primary and secondary liability of any party or parties with respect to any of the Senior Indebtedness; (iii) renew, extend, or otherwise change the time for payment of the Senior Indebtedness or any installment thereof for any period, or change the interest rates and fees with respect to the Senior Indebtedness; (iv) renew, reaffirm, extend, release or otherwise change any liability of any nature of any Person, including any Obligor, with respect to the Senior Indebtedness; (v) exchange, enforce, waive, release, and apply any Company Property and direct the order or manner of sale thereof as Senior Lender may in its discretion determine; (vi) enforce its rights hereunder, whether or not Senior Lender shall proceed against any other Person; (vii) exercise its rights to consent to any action or non-action of the Company or any Obligor which may violate the covenants and agreements contained in the Senior Loan Documents, with or without consideration, on such terms and conditions as may be acceptable to it; or (viii) exercise any of its rights conferred by the Senior Loan Documents or by law. 11. Waivers. The Company and Subordinated Lender each hereby waive, to the fullest extent permitted by law, any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Senior Lender. To the fullest extent permitted by law and except as to any notices specified in this Agreement, notices regarding the intended sale or disposition of any portion of the collateral held by the Senior Lender, or any notice which may not be waived in accordance with the UCC, the Company and Subordinated Lender each hereby further waive: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness or the Subordinated Indebtedness to which the Company or the Subordinated Lender may be a party; prior notice of

10 and consent to any loans made, extensions granted or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement, the Senior Indebtedness or the Subordinated Indebtedness. Subordinated Lender consents to any release, renewal, extension, compromise or postponement of the time of payment of the Senior Indebtedness, to any substitution, exchange or release of collateral therefor, and to the addition or release of any Person primarily or secondarily liable thereon. 12. No Estoppel. Neither the failure nor any delay on the part of Senior Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing. 13. Incorrect Payments; Specific Performance. If the Company or any Obligor shall make or the Subordinated Lender shall collect any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness in contravention of this Agreement, such payments shall be held in trust by the Subordinated Lender and not commingled with any assets of Subordinated Lender and shall be paid over and delivered to the Senior Lender, promptly upon receipt thereof. At any time Subordinated Lender fails to comply with any provision of this Agreement, the Senior Lender may demand specific performance of this Agreement, whether or not the Company has complied with this Agreement, and may exercise any other remedy available at law or equity. 14. Amendment of the Subordinated Documents and Senior Loan Documents. Subordinated Lender agrees that it will not, without the prior written consent of the Senior Lender, agree to any amendment, modification or supplement to the Subordinated Documents. The Senior Indebtedness may at any time be amended, modified, restated, refinanced or waived without limitation without notice to, or the consent of, the Subordinated Lender. 15. Inconsistent or Conflicting Provisions; Construction. If a provision of the Senior Loan Documents or the Subordinated Documents is inconsistent or conflicts with the provisions of this Agreement, the provisions of this Agreement shall govern and prevail. The term "including" is not limiting and means "including without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including." 16. Notices. Any notice, consent or other communication provided for in this Agreement shall be in writing and shall be delivered personally (effective upon delivery), via facsimile (effective upon confirmation of transmission), via overnight courier (effective the next Business Day after dispatch if instructed to deliver on next business day) or via U.S. Mail (effective 3 days after mailing, postage prepaid, first class) to each party at its address(es) and/or facsimile number(s) set forth on Annex I hereto, or to such other address as either party shall specify to the other in writing from time to time. The Subordinated Lender shall provide the Senior Lender with

11 written notice promptly upon the occurrence of an event of default under the Subordinated Documents. The parties hereto agree that, notwithstanding Section 20(b) hereof, any notice to a Subordinated Lender shall be deemed to constitute notice to all affiliated Subordinated Lender. 17. Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Senior Lender and the Subordinated Lender; provided that any such change, waiver or amendment shall be binding upon the Company by their written consent thereto. This Agreement shall constitute a Loan Document and the recitals hereto shall constitute part of this Agreement. 18. Additional Documentation. The Company and the Subordinated Lender shall execute and deliver to the Senior Lender such further instruments and shall take such further action as the Senior Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement. 19. Expenses. The Company agrees to pay the Senior Lender on demand all expenses of every kind, including Attorney Costs, that the Senior Lender incur in enforcing any of its rights against the Company and/or the Subordinated Lender under this Agreement. 20. Successors and Assigns. (a) This Agreement shall inure to the benefit of Senior Lender, Subordinated Lender, and their respective heirs, administrators, executors, successors and assigns, and shall be binding upon the Company and its successors and assigns, and Senior Lender, Subordinated Lender and their respective heirs, administrators, executors, transferees, successors and assigns, including any subsequent holders of the Subordinated Note. Senior Lender, without prior notice or consent of any kind, may sell, assign or transfer any Senior Indebtedness, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by such Person to enforce this Agreement in full against the Company and the Subordinated Lender, by suit or otherwise, for its own benefit. (b) No Subordinated Lender shall sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Indebtedness or any Subordinated Document without the prior written consent of the Senior Lender. (c) Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Indebtedness, and the terms of this Agreement shall be binding upon the successors and assigns of Subordinated Indebtedness, as provided in this Section. (d) Subordinated Lender hereby agrees that any party that refinances the Senior Indebtedness of the Senior Lender may rely on and enforce this Agreement as if it were Senior Lender. Subordinated Lender further hereby agrees that it will, at the request of

12 Senior Lender, enter into an agreement, in the form of this Agreement, mutatis mutandis, to subordinate the Subordinated Indebtedness, to the same extent as provided herein, to the party refinancing all or a portion of such Senior Indebtedness; provided that the failure of the Subordinated Lender to execute such an agreement shall not affect such party’s right to rely on and enforce the terms of this Agreement. 21. Covenant Not to Challenge. This Agreement has been negotiated by the parties with the expectation and in reliance upon the assumption that the instruments and documents evidencing the Senior Indebtedness are valid and enforceable. In determining whether to enter into this Agreement, the Subordinated Lender has assumed such validity and enforceability, and have agreed to the provisions contained herein, without relying upon any reservation of a right to challenge or call into question such validity or enforceability. As between Senior Lender and Subordinated Lender, Subordinated Lender hereby covenants and agrees, to the fullest extent permitted by law, that it shall not initiate in any proceeding a challenge to the validity or enforceability of the documents and instruments evidencing the Senior Indebtedness or the validity, perfection or priority of any Lien of the Senior Lender securing the Senior Indebtedness, nor shall the Subordinated Lender instigate other parties to raise any such challenges, nor shall the Subordinated Lender participate in or otherwise assert any such challenges which are raised by other parties. 22. Subrogation. Subject to the Final Payment of all Senior Indebtedness and the provisions of Section 24 hereof, the Subordinated Lender shall be subrogated to the rights of the Senior Lender to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness to the extent that distributions otherwise payable to the Subordinated Lender has been applied to the Senior Indebtedness, until all amounts payable under the Subordinated Indebtedness shall have been paid in full except with respect to rights that are otherwise permitted to be paid to the Subordinated Lender pursuant to Section 6 hereof. For purposes of such subrogation, no payments or distributions to the Senior Lender of any cash, property or securities to which the Subordinated Lender would be entitled except for the provisions of this Agreement, and no payment pursuant to the provisions of this Agreement to the Senior Lender by the Subordinated Lender shall, as among the Company and its creditors other than the Senior Lender, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness. If the Company fails to make any payment on account of the Subordinated Indebtedness by reason of any provision contained herein, such failure shall, notwithstanding such provision contained herein, constitute a default with respect to the Subordinated Indebtedness if and to the extent such failure would otherwise constitute such a default in accordance with the terms of the Subordinated Indebtedness. 23. Termination of Agreement. This Agreement shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been Finally Paid or otherwise discharged and released in an express writing to such effect by the Senior Lender. 24. Reinstatement. The obligations of the Subordinated Lender under the Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by Senior Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee

13 or similar officer for, the Company, any Obligor or any substantial part of its property, or otherwise, all as though such payment had not been made. 25. Legends. Until the termination of this Agreement, Subordinated Lender will cause to be clearly, conspicuously and prominently inserted on the face of the Subordinated Note and any other Subordinated Document, as well as any renewals or replacements thereof, the following legend: “THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF May 2, 2016, BY AND AMONG WYNNEFIELD PARTNERS SMALL CAP VALUE, LP, WYNNEFIELD PARTNERS SMALL CAP VALUE, LP I and WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD (“THE “SUBORDINATED LENDER”), DLH HOLDINGS CORP (THE “COMPANY”), AND FIFTH THIRD BANK (“SENIOR LENDER”) RELATING TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO THAT CERTAIN LOAN AGREEMENT DATED AS OF May 2, 2016, AS AMENDED FROM TIME TO TIME, AND THE LOAN DOCUMENTS (AS DEFINED IN THE LOAN AGREEMENT) AS SUCH LOAN AGREEMENT AND LOAN DOCUMENTS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS THEREUNDER AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND THE HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.” The Company’s books shall be marked to evidence the subordination of all of the Subordinated Indebtedness to the holders of Senior Indebtedness, in accordance with the terms of this Agreement. Senior Lender is authorized to examine such books from time to time in accordance with the terms of the Loan Agreement and to make any notations required by this Agreement. 26. Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. THE COMPANY AND THE SUBORDINATED LENDER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY THE COMPANY OR THE SUBORDINATED LENDER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN A FULTON COUNTY, GEORGIA COURT OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA OR, IF SENIOR LENDER INITIATE SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH SENIOR LENDER SHALL INITIATE SUCH ACTION,

14 TO THE EXTENT SUCH COURT HAS JURISDICTION. THE COMPANY AND THE SUBORDINATED LENDER EACH HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY SENIOR LENDERS AND HEREBY WAIVE ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED UPON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM AS SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY SENIOR LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY SENIOR LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE COMPANY AND THE SUBORDINATED LENDER EACH HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK SUCH JUDGMENT OR ACTION. 27. Jury Trial. THE SENIOR LENDER, THE SUBORDINATED LENDER AND THE COMPANY WAIVE TRIAL BY JURY IN ANY DISPUTE ARISING FROM, UNDER OR IN CONNECTION WITH THIS AGREEMENT. 28. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. 29. Counterparts. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. 30. Sections. The section headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof. 31. Defines Rights of Creditors. The provisions of this Agreement are solely for the purpose of defining the relative rights of the Senior Lender and the Subordinated Lender and shall not be deemed to create any rights or priorities in favor of any other Person, including the Company. [SIGNATURE PAGE FOLLOWS]

{N0109917 } 6576187 The parties hereto have executed this Subordination Agreement as of the date first above written. COMPANY: DLH HOLDINGS CORP a New Jersey corporation By: _/s/ Kathryn M. JohnBull_____________ Name: Kathryn JohnBull Title: Chief Financial Officer SENIOR LENDER: FIFTH THIRD BANK, an Ohio banking corporation By: __/s/ Anne Cross_______________________ Title: Vice President SUBORDINATED LENDER: WYNNEFIELD PARTNERS SMALL CAP VALUE, LP By: __/s/ Nelson Obus__________________________ Name: Nelson Obus Title: Managing Member, General Partner WYNNEFIELD PARTNERS SMALL CAP VALUE, LP I By: __/s/ Nelson Obus__________________________ Name: Nelson Obus Title: Managing Member, General Partner WYNNEFIELD SMALL CAP OFFSHORE FUND, LTD By: __/s/ Nelson Obus__________________________ Name: Nelson Obus Title: President

{N0109917 }

{N0109917 } ANNEX I NOTICE ADDRESSES COMPANY: SENIOR LENDER: SUBORDINATED LENDER:

{N0109917 } EXHIBIT A SUBORDINATED NOTE See attached.